                                                                 EXHIBIT e(1)(g)


                                 AMENDMENT NO. 6
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                                AIM EQUITY FUNDS
    (CLASS A SHARES, CLASS C SHARES, CLASS R AND INSTITUTIONAL CLASS SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.

         The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Equity Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         1. Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                AIM EQUITY FUNDS


         CLASS A SHARES

         AIM Aggressive Growth Fund
         AIM Basic Value II Fund
         AIM Blue Chip Fund
         AIM Capital Development Fund
         AIM Charter Fund
         AIM Constellation Fund
         AIM Core Strategies Fund
         AIM Dent Demographic Trends Fund
         AIM Diversified Dividend Fund
         AIM Emerging Growth Fund
         AIM Large Cap Basic Value Fund
         AIM Large Cap Growth Fund
         AIM Mid Cap Growth Fund
         AIM U.S. Growth Fund
         AIM Weingarten Fund



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         CLASS C SHARES

         AIM Aggressive Growth Fund
         AIM Basic Value II Fund
         AIM Blue Chip Fund
         AIM Capital Development Fund
         AIM Charter Fund
         AIM Constellation Fund
         AIM Core Strategies Fund
         AIM Dent Demographic Trends Fund
         AIM Diversified Dividend Fund
         AIM Emerging Growth Fund
         AIM Large Cap Basic Value Fund
         AIM Large Cap Growth Fund
         AIM Mid Cap Growth Fund
         AIM U.S. Growth Fund
         AIM Weingarten Fund

         CLASS R SHARES

         AIM Aggressive Growth Fund
         AIM Blue Chip Fund
         AIM Capital Development Fund
         AIM Charter Fund
         AIM Constellation Fund
         AIM Large Cap Basic Value Fund
         AIM Large Cap Growth Fund
         AIM Mid Cap Growth Fund
         AIM Weingarten Fund

         INSTITUTIONAL CLASS SHARES

         AIM Aggressive Growth Fund
         AIM Blue Chip Fund
         AIM Capital Development Fund
         AIM Charter Fund
         AIM Constellation Fund
         AIM Weingarten Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: May 2, 2003

                                           AIM EQUITY FUNDS


Attest:                                    By
       ------------------------               ----------------------------------
       Assistant Secretary                    President


                                           A I M DISTRIBUTORS, INC.


Attest:                                    By
       ------------------------               ----------------------------------
       Assistant Secretary                    President




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